UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section l3 or l5(d) of the
Securities Exchange Act of l934

May 9, 2018 (May 8, 2018)
Date of report (date of earliest event reported)

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702
(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Section 5-Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2018, SP Plus Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected six (6) directors; (ii) approved the Company’s Long-Term Incentive Plan, as Amended and Restated; (iii) approved, on a non-binding, advisory basis, a resolution approving the 2017 compensation paid to the Company’s named executive officers; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. The Proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2018, as amended on April 24, 2018. Holders of 21,084,264 shares of the Company’s common stock, or approximately 93.1% of the 22,636,809 shares of common stock that were issued and outstanding and entitled to vote as of the record date (March 30, 2018), were present in person or represented by proxy at the Annual Meeting.

The following are the final voting results on the four Proposals presented to the Company’s stockholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the director nominees nominated by the Company’s Board of Directors to serve as directors until the 2019 annual meeting of stockholders by the following vote:

Nominees	For	Withhold	Broker Non-Votes
G Marc Baumann	20,045,781	77,157	961,326
Karen M. Garrison	19,974,260	148,678	961,326
Alice M. Peterson	20,059,572	63,366	961,326
Gregory A. Reid	20,048,312	74,626	961,326
Wyman T. Roberts	20,058,170	64,768	961,326
Douglas R. Waggoner	20,023,186	99,752	961,326

Proposal 2: Approval of the SP Plus Corporation Long-Term Incentive Plan as Amended and Restated

The Company’s stockholders approved the SP Plus Corporation Long-Term Incentive Plan, as Amended and Restated, adopted as of April 20, 2018 (the “Plan”). A complete copy of the Plan was previously filed with the SEC as Exhibit 10.1 to the Company’s Form 8-K filed on April 24, 2018. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
19,075,129	1,045,959	1,850	961,326

Proposal 3: Non-Binding, Advisory Vote on the 2017 Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the 2017 compensation of the Company’s named executive officers. The table below sets forth the voting results for Proposal 3:

For	Against	Abstain	Broker Non-Votes
19,651,165	440,798	30,975	961,326

Proposal 4: Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The table below sets forth the voting results for Proposal 4:

For	Against	Abstain	Broker Non-Votes
20,957,273	121,145	5,846	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Form	Exhibit No.	Filing Date
10.1+	SP Plus Corporation Long-Term Incentive Plan, as Amended and Restated, adopted as of April 20, 2018	8-K	10.1	4/24/18

+ Management contract or compensation plan, contract or agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: May 9, 2018	By: /s/ VANCE C. JOHNSTON
Vance C. Johnston, Chief Financial Officer and Treasurer